Exhibit 5.1 A

Clinical Development Timeline for Shiva 102
The following clinical development timeline provides a detailed timeline for the next *** and general outline for subsequent development. Details of the Development Plan are contained in the CorMedix Global Development Plan for Deferiprone dated as of the effective date of Amendment 3 and attached hereto as Exhibit 5.1 B.

2011
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Exhibit 5.1 A

Clinical Development Timeline for Shiva 102

The following clinical development timeline provides a detailed timeline for the next *** and general outline for subsequent development. Details of the Development Plan are contained in the CorMedix Global Development Plan for Deferiprone dated as of the effective date of Amendment 3 and attached hereto as Exhibit 5.1 B.

2012
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